Exhibit 10.3

                                                                  EXECUTION COPY

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                         RECEIVABLES PURCHASE AGREEMENT

                                     between

                             GS WHOLE LOAN TRUST VI,
                                   as Seller,

                                       and

                  GOLDMAN SACHS ASSET BACKED SECURITIES CORP.,
                                  as Purchaser

                            Dated as of June 28, 2007

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I   DEFINITIONS AND USAGE..............................................1

ARTICLE II  PURCHASED PROPERTY.................................................1

      SECTION 2.1   Conveyance of Purchased Property; Intent
                    of the Parties.............................................1

      SECTION 2.2   Representations and Warranties of the Seller
                    regarding the Receivables..................................1

      SECTION 2.3   Repurchase upon Breach.....................................2

      SECTION 2.4   Representations and Warranties as to the Security
                    Interest of the Purchaser in the Receivables...............3


ARTICLE III THE SELLER.........................................................4

      SECTION 3.1   Representations, Warranties and Covenants
                    of the Seller..............................................4

ARTICLE IV  MISCELLANEOUS PROVISIONS...........................................5

      SECTION 4.1   Amendment..................................................5

      SECTION 4.2   Protection of Title to Trust Property......................6

      SECTION 4.3   Governing Law; Submission to Jurisdiction;
                    Waiver of Jury Trial.......................................7

      SECTION 4.4   Notices....................................................7

      SECTION 4.5   Severability of Provisions.................................8

      SECTION 4.6   No Waiver; Cumulative Remedies.............................8

      SECTION 4.7   Third-Party Beneficiaries..................................8

      SECTION 4.8   Limitation of Liability of Owner Trustee...................8

      SECTION 4.9   Transfers Intended as Sale; Security Interest..............8

      SECTION 4.10  No Petition................................................9

      SECTION 4.11  Execution in Counterparts.................................10

      SECTION 4.12  Headings..................................................10


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      This RECEIVABLES PURCHASE AGREEMENT, dated as of June 28, 2007 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), is by and between GS WHOLE LOAN TRUST VI (the "Seller"), a Delaware statutory trust and GOLDMAN SACHS ASSET BACKED SECURITIES CORP., a Delaware corporation (the "Purchaser").

      WHEREAS, the Seller desires to sell and the Purchaser desires to purchase a portfolio of receivables and related property consisting of motor vehicle retail installment sale contracts and loans;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                              DEFINITIONS AND USAGE

      Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale and Servicing Agreement, dated as of the date hereof, by and among GS Auto Loan Trust 2007-1 (the "Issuer"), the Purchaser, as Depositor, The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), and Goldman Sachs Mortgage Company, as Servicer (the "Servicer").

                                   ARTICLE II

                               PURCHASED PROPERTY

      SECTION 2.1 Conveyance of Purchased Property; Intent of the Parties. The Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the Purchased Property. In consideration of the sale of the Purchased Property to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller on the Closing Date an agreed price, representing the fair market value of the Purchased Property on the Closing Date. The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Purchaser of any obligation of the Seller or any other Person to the Obligors or any other Person in connection with the Receivables and the other Purchased Property or any agreement, document or instrument related thereto. The Seller and the Purchaser intend that the sale, transfer, assignment and conveyance of the Purchased Property pursuant to this Section 2.1 shall be a sale and not a secured borrowing.

      SECTION 2.2 Representations and Warranties of the Seller regarding the Receivables. The Seller makes the following representations and warranties with respect to the Receivables, on which the Purchaser relies in purchasing the Receivables. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Seller to the Purchaser pursuant to this Agreement, the sale, transfer and assignment of the Receivables by the Purchaser to the Issuer pursuant to the Sale and Servicing

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Agreement and the pledge of the Receivables by the Issuer to the Indenture
Trustee pursuant to the Indenture.

                  (i) Schedule of Receivables. No selection procedures adverse to the Securityholders have been used by the Seller in selecting the Receivables from all receivables owned by the Seller which meet the selection criteria specified herein.

                  (ii) No Sale or Transfer. No Receivable has been sold,
            transferred, assigned or pledged by the Seller to any Person other than the Purchaser.

                  (iii) Good Title. Immediately prior to the transfer and
            assignment of the Receivables to the Purchaser herein contemplated, each Receivable was free and clear of all Liens created by the Seller; and, immediately upon the transfer thereof, the Purchaser has either (i) good and marketable title to each Receivable, free and clear of all of all Liens and rights of others to the extent created by the Seller and the transfer has been perfected under applicable law or (ii) a first priority perfected security interest in the Seller's rights in each Receivable.

      SECTION 2.3 Repurchase upon Breach. (a) Each of the Seller and the Purchaser shall inform the other promptly, in writing, upon the discovery by it of any breach of the Seller's representations and warranties pursuant to Section
2.2 which materially and adversely affects the interest of the Issuer in any Receivable. Unless the breach shall have been cured by the last day of the second Collection Period following discovery by or written notice to the Seller of such breach, the Seller shall repurchase any Receivable for which the interest of the Issuer is materially and adversely affected by such breach as of such last day (or, at the Purchaser's option, the last day of the first Collection Period following the discovery). Any such breach shall not be deemed to have a material and adverse effect on the interests of the Issuer if such breach does not affect the ability of the Issuer to receive and retain timely payment in full on the related Receivable. The Seller shall remit the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3 of the Sale and Servicing Agreement), to or at the direction of the Purchaser.

            (b) In addition to the foregoing repurchase obligations, if the interest of the Purchaser in any Receivable is materially and adversely affected by a breach by an Originator of a representation or warranty relating to such Receivable in an Originator Purchase Agreement, the Seller shall repurchase such Receivable from the Issuer but only if the Originator shall in fact repurchase such Receivable. The Seller shall remit the purchase price paid by the Originator with respect to such Receivable pursuant to Section 3.3 of the Sale and Servicing Agreement to or at the direction of the Purchaser.

            (c) The sole remedy of the Purchaser with respect to a breach of any of the representations and warranties referred to in Sections 2.2 shall be the repurchase of the related Receivables pursuant to Section 2.3.

            (d) With respect to all Receivables purchased pursuant to this
Section 2.3, the Purchaser shall assign to the Seller, without recourse, representation or warranty, all of the

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Purchaser's right, title and interest in and to such Receivables and all security and documents relating thereto.

      SECTION 2.4 Representations and Warranties as to the Security Interest of the Purchaser in the Receivables. The Seller makes the following representations and warranties to the Purchaser. The representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Seller to the Purchaser pursuant to this Agreement, the sale, transfer and assignment of the Receivables by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

            (a) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Purchaser, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

            (b) The Receivables constitute "tangible chattel paper" within the meaning of Article 9 of the UCC.

            (c) Immediately prior to its transfer to the Issuer, each Receivable was free and clear of any Lien created by the Seller.

            (d) The Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Purchaser hereunder. Each such financing statement will contain a statement to the following effect "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party."

            (e) Other than the security interest granted to the Purchaser pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated. The Seller is not aware of any judgment or tax lien filings against it.

            (f) The contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller or the Issuer.

      Each of the parties hereto agrees that it shall not, without satisfaction of the Rating Agency Condition, waive any of the representations and warranties in this Section 2.4.

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                                  ARTICLE III

                                   THE SELLER

      SECTION 3.1 Representations, Warranties and Covenants of the Seller. The Seller makes the following representations and warranties on which the Purchaser is deemed to have relied in acquiring the Purchased Property. The representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Seller to the Purchaser pursuant to this Agreement, the sale, transfer and assignment of the Receivables by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. The Seller is duly organized and validly existing as a statutory trust in good standing under the laws of the State of Delaware, with the trust power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

            (b) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Seller has full power and authority to sell and assign the property to be sold, and assigned to the Purchaser, and the Seller shall have duly authorized such sale and assignment to the Purchaser by all necessary trust action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which the Seller is a party have been duly authorized, executed and delivered by the Seller by all necessary trust action.

            (c) Binding Obligations. This Agreement, when duly executed and delivered by the Purchaser, constitutes a legal, valid, and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws now or hereafter in effect relating to or affecting creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (d) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of the terms hereof and thereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the organizational documents of the Seller, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Seller is a party or by which it is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, other than the Liens created by this Agreement or any other Basic Document, or (iii) violate any law or, to the best of the Seller's knowledge, any order, rule, or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller.

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            (e) No Proceedings. There are no legal or governmental proceedings pending, or, to the best of the Seller's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any of the other Basic Documents,
(ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that would reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities or (iv) relating to the Seller and which would reasonably be expected to adversely affect the federal income tax attributes of the Securities.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

      SECTION 4.1 Amendment. (a) Any term or provision of this Agreement may be amended by the Seller and the Purchaser without the consent of the Indenture Trustee, the Owner Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and to that effect, materially and adversely affect the interests of the Noteholders or the Certificateholders. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders or the Certificateholders and no Opinion of Counsel to that effect shall be required if the Rating Agency Condition is satisfied with respect to such amendment.

            (b) Any term or provision of this Agreement may be amended by the Seller and the Purchaser but without the consent of the Indenture Trustee, the Owner Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Seller, the Purchaser or any of their Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

            (c) Any term or provision of this Agreement may also be amended from time to time by the Seller and the Purchaser, with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the principal amount of each Class of Notes, and (ii) the Certificateholders of Certificates evidencing not less than a majority of the Percentage Interests (which consent of any holder of a Note or holder of a Certificate given pursuant to this
Section 4.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future holders of such Note or holders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or

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distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate, without the consent of all Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes affected thereby and holders of all Certificates affected thereby. It shall not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section 4.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe, including, with respect to the Noteholders, the establishment of record dates pursuant to the Note Depository Agreement.

            (d) Prior to the execution of any such amendment the Owner Trustee shall provide written notification of the substance of such amendment to each Rating Agency.

            (e) Promptly after the execution of any such amendment, the Owner Trustee shall furnish written notification of the substance of such amendment to the Indenture Trustee, each Rating Agency.

            (f) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and, if applicable, the Opinion of Counsel referred to in Section 4.1(a). The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

      SECTION 4.2 Protection of Title to Trust Property. (a) The Seller shall file such financing statements and the Issuer shall cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Purchaser in the Receivables and in the proceeds thereof. The Owner Trustee shall deliver (or cause to be delivered) to the Purchaser and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller hereby authorizes the Issuer and the Owner Trustee to file such continuation statements on its behalf.

            (b) Neither the Seller nor the Purchaser shall change its name, identity, or organizational structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Owner Trustee in accordance with paragraph (a) above seriously misleading within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least 5 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

            (c) The Seller and the Purchaser shall give the Owner Trustee and the Indenture Trustee at least ten (10) days' prior written notice of any relocation of its principal

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executive office or change in the jurisdiction under whose laws it is formed if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

      SECTION 4.3 Governing Law; Submission to Jurisdiction; Waiver of Jury
Trial.

            (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            (b) Each of the parties hereto hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be
            brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 9.4; and

                  (iv) agrees that nothing herein shall affect the right to
            effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            (c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER BASIC DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

      SECTION 4.4 Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by fax, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt at such address designated in
Section 9.4 of the Sale and Servicing Agreement in a written notice

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to the other parties hereto. Any notice required or permitted to be mailed to a
Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

      SECTION 4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.

      SECTION 4.6 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the parties hereto, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION 4.7 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee, the Owner Trustee and the Issuer and their respective successors and permitted assigns and each of the Indenture Trustee, Owner Trustee and the Issuer may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this Article IV, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the assignment of this Agreement by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement.

      SECTION 4.8 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company, in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI and VII of the Trust Agreement.

      SECTION 4.9 Transfers Intended as Sale; Security Interest. (a) Each of the parties hereto expressly intends and agrees that the transfer of the Purchased Property contemplated and effected under this Agreement is a complete and absolute sale and transfer of the Purchased Property rather than a pledge or assignment of only a security interest and shall be given effect as

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such for all purposes. It is further the intention of the parties hereto that the Receivables and other Purchased Property shall not be part of the Seller's estate in the event of a bankruptcy or insolvency of the Seller. The sale and transfer by the Seller of Receivables and other Purchased Property hereunder is and shall be without recourse to, or representation or warranty (express or implied) by, the Seller, except as otherwise specifically provided herein. The limited rights of recourse specified herein against the Seller are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.

            (b) Notwithstanding the foregoing, in the event that the Receivables and other Purchased Property are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Purchased Property, then it is intended that:

                  (i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

                  (ii) The conveyance provided for in Section 2.1 shall be
            deemed to be a grant by the Seller, and the Seller hereby grants, to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Purchased Property, to secure such indebtedness and the performance of the obligations of the Seller hereunder;

                  (iii) The possession by the Purchaser or its agent of the
            Receivables Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

                  (iv) Notifications to persons holding such property, and
            acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law.

      SECTION 4.10 No Petition. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote

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Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.

      SECTION 4.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

      SECTION 4.12 Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                               [SIGNATURES FOLLOW]

                                  Trust VI Receivables Purchase Agreement 2007-1

      IN WITNESS WHEREOF, the parties have caused this Receivables Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 GS WHOLE LOAN TRUST VI,
                                 as Seller

                                 By:   Goldman Sachs Mortgage Company,
                                       its depositor and administrator

                                 By: Goldman Sachs Real Estate Funding Corp., as general partner of Goldman Sachs Mortgage Company

                                 By: /s/ Curtis Probst
                                     ------------------------------------
                                 Name:  Curtis Probst
                                 Title: Vice President

                                 GOLDMAN SACHS ASSET BACKED
                                 SECURITIES CORP., as Purchaser

                                 By: /s/ Curtis Probst
                                     ------------------------------------
                                 Name:  Curtis Probst
                                 Title: Vice President

                                  Trust VI Receivables Purchase Agreement 2007-1

WILMINGTON TRUST COMPANY,
not in its individual capacity,
but solely as Owner Trustee,
for the purpose of accepting its duties
under Sections 4.1 and 4.2

By: /s/ J. Christopher Murphy
    -----------------------------------------
Name:  J. Christopher Murphy
Title: Financial Services Officer

                                  Trust VI Receivables Purchase Agreement 2007-1


                                       S-2